Exhibit 10.10

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of October 17, 2019 (this “Agreement”), is made by and among ProFrac Services, LLC (the “Borrower”), ProFrac Holdings, LLC (“Holdings”), ProFrac Manufacturing, LLC (“Manufacturing”), the Lenders comprising at least the Required Lenders, and Barclays Bank, PLC, as Agent (in such capacity, the “Agent”), the Letter of Credit Issuer and the Swingline Lender.

RECITALS

WHEREAS, the Borrower, Holdings, Manufacturing, the Lenders, the Letter of Credit Issuer, the Swingline Lender, the Collateral Agent and the Agent are party to that certain Credit Agreement, dated as of March 14, 2018 (as amended by the First Amendment to Credit Agreement, dated as of September 7, 2018, and the Second Amendment to Credit Agreement, dated as of May 13, 2019, and as further amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, the “Existing Credit Agreement” and, as amended by this Agreement, and as further amended, restated, supplemented or otherwise modified from time to time after the effectiveness of this Agreement, the “Credit Agreement”; capitalized terms not otherwise defined herein having the meanings ascribed to them in the Credit Agreement);

WHEREAS, the Borrower wishes to make certain amendments to the Existing Credit Agreement on the terms set forth herein; and

WHEREAS, in accordance with Section 12.1 of the Existing Credit Agreement, the Existing Credit Agreement may be amended, supplemented or modified in writing signed by the Required Lenders, the Letter of Credit Issuer, the Swingline Lender, the Administrative Agent and the Borrower.

NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is, as of the Third Amendment Effective Date (as defined below) and subject to the satisfaction of the applicable conditions precedent set forth in Section 2 of this Agreement, hereby amended as follows:

(a) The definition of “Cash Dominion Period” of Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Cash Dominion Period” means (a) any period commencing upon the date that Availability shall have been less than the greater of (i) 15.0% of the Maximum Credit and (ii) $10,000,000, for five (5) consecutive Business Days and continuing until the date on which Availability shall have been at least the greater of (y) 15.0% of the Maximum Credit and (z) $10,000,000 for twenty (20) consecutive calendar days or (b) any period commencing upon the occurrence of a Specified Event of Default, and continuing during the period that such Specified Event of Default shall be continuing.”

SECTION 2. Conditions to Effectiveness. This Agreement shall become effective on the first date (the “Third Amendment Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied in accordance with the terms herein:

(a) this Agreement shall have been executed and delivered by the Borrower, Holdings, Manufacturing, the Agent, the Letter of Credit Issuer, the Swingline Lender and the Required Lenders to the Existing Credit Agreement;

(b) the representations and warranties set forth in this Agreement or any other Loan Document shall be true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(c) No Default or Event of Default shall have occurred and be continuing or shall result, in each case, after giving effect to this Agreement;

(d) the Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (b) and (c) of this Section 3; and

(e) the Agent and the Lenders shall have received all other fees and amounts due and payable on or prior to the Third Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Agreement.

SECTION 3. Representations and Warranties of the Obligors. To induce the Agent, the Collateral Agent, the Letter of Credit Issuer, the Swingline Lender and Lenders party hereto to enter into this Agreement, each of the Borrower, Holdings and Manufacturing hereby represent and warrant to the Agent, the Collateral Agent, the Letter of Credit Issuer, the Swingline Lender and each Lender that:

(a) Each of the Borrower, Holdings and Manufacturing has the corporate power and authority, and the legal right, to execute, delivery and perform this Agreement. Each of the Borrower, Holdings and Manufacturing has taken all necessary corporate action to authorize the execution, delivery and performance, as applicable, of this Agreement. This Agreement has been duly executed and delivered on behalf of the Borrower, Holdings and Manufacturing. Upon its execution, this Agreement constitutes a legal, valid and binding obligation of each of the Borrower, Holdings and Manufacturing, enforceable against each of the Borrower, Holdings and Manufacturing in accordance with its terms. Holdings’ and each Obligor’s execution, delivery and performance of this Agreement does not (x) conflict with, or constitute a violation or breach of, the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which Holdings, such Obligor or any of its Restricted Subsidiaries is a party or which is binding upon it, (b) any Requirement of Law applicable to Holdings, such Obligor or any of its Restricted Subsidiaries or (c) any Charter Documents of Holdings, such Obligor or any of its Restricted Subsidiaries, in each case, in any respect that would reasonably be expected to have a Material Adverse Effect or (y) result in the imposition of any Lien (other than Liens created by the Security Documents) upon the property of Holdings, such Obligor or any of its Restricted Subsidiaries by reason of any of the foregoing.

(b) No Default or Event of Default has occurred and is continuing or would occur, in each case, after giving effect to this Agreement.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement, other than (i) those that have been obtained or made and are in full force and effect and (ii) where failure to obtain, effect or make any such approval, consent, exemption, authorization, or other action, notice or filing would not reasonably be expected to have a Material Adverse Effect.

(d) After giving effect to this Agreement, the representations and warranties of the Borrower and each of the other Obligors contained in the Credit Agreement and each other Loan Document are true and correct in all material respects, except to the extent such representation and warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date, except that any representations and warranties subject to “materiality”, “Material Adverse Effect” or similar materiality qualifiers shall be true and correct in all respects (except to the extent such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all respects as of such earlier date).

SECTION 4. Expenses. The Borrower hereby reconfirms the obligations of the Borrower pursuant to Section 14.7 of the Credit Agreement to pay all reasonable and documented or invoiced out-of-pocket costs and expenses incurred by the Agent in connection with this Agreement.

SECTION 5. [Reserved].

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SECTION 6. No Other Amendments or Waivers; Reaffirmation of the Loan Parties.

(a) Except as expressly provided herein (i) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (ii) the consents and agreements of the Agent, the Collateral Agent, the Letter of Credit Issuer, the Swingline Lender and the Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (iii) this Agreement shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, Letter of Credit Issuer, Swingline Lender or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. Notwithstanding anything to the contrary herein, to the extent there is a conflict between (x) this Agreement and (y) any provision of the Existing Credit Agreement, the Lenders and each other Obligor hereby agree that this Agreement and such amendments to the Credit Agreement shall control.

(b) This Agreement shall constitute a Loan Document.

(c) Each of the Borrower, Holdings and Manufacturing hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Obligor is a party is, and the obligations of such Obligor contained in the Existing Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Agreement. For greater certainty and without limiting the foregoing, each of the Borrower, Holdings and Manufacturing hereby confirms that the existing security interests granted by such Obligor in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 7. No Reliance, Etc. For the avoidance of doubt, and without limitation of any other provisions of the Credit Agreement or the other Loan Documents, Barclays Bank, PLC, in its capacity as Agent, shall be entitled to the benefits of Sections 13.3, 13.4 and 14.18 of the Credit Agreement as if such provisions were set forth in full herein mutatis mutandis.

SECTION 8. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 12.1 of the Credit Agreement.

SECTION 9. Integration; Effect of Modifications. This Agreement represents the entire agreement of the Borrower, the other Obligors, the Agent, the Collateral Agent, the Letter of Credit Issuer, the Swingline Lender and the Lenders party hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent, the Collateral Agent, the Letter of Credit Issuer, the Swingline Lender or any Lender relative to the subject matter hereof not expressly set forth or referred to herein. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as modified hereby and that this Agreement is a Loan Document.

SECTION 10. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS; PROCESS AGENTS. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTION 14.3 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER

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LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

SECTION 12. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement, the Credit Agreement, or any instrument or agreement required hereunder.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, and by each party hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement may be executed by facsimile or other electronic communication and the effectiveness of this Agreement and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Agent may require that any such documents and signatures be confirmed by a manually-signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic signature.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

PROFRAC SERVICES, LLC

By:	/s/ Matt Wilks
Name: Matt Wilks
Title: CFO

PROFRAC HOLDINGS, LLC

By:	/s/ Matt Wilks
Name: Matt Wilks
Title: CFO

PROFRAC MANUFACTURING, LLC

By:	/s/ Matt Wilks
Name: Matt Wilks
Title: CFO

[Signature Page to Third Amendment to Credit Agreement]

BARCLAYS BANK PLC, as the Agent, the Letter of Credit Issuer, the Swingline Lender and a Lender

By:	/s/ Komal Ramkirath
Name: Komal Ramkirath
Title: Assistant Vice President

[Signature Page to Third Amendment to Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Royston
Name: Jeff Royston
Title: SVP

[Signature Page to Third Amendment to Credit Agreement]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ John Finore
Name: John Finore
Title: Vice President

By:	/s/ Maria Levy
Name: Maria Levy
Title: Vice President

[Signature Page to Third Amendment to Credit Agreement]